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                              THE GALAXY VIP FUND
                                 ("GALAXY VIP")

                       SUPPLEMENT DATED OCTOBER 2, 1996
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1996
                         FOR THE MONEY MARKET, EQUITY,
                  ASSET ALLOCATION AND HIGH QUALITY BOND FUNDS


                          The first paragraph on page 15 of the Statement of
Additional Information for the Money Market, Equity, Asset Allocation and High Quality Bond Funds is amended and restated to read as follows:

                          Each trustee receives an annual aggregate fee of
$18,000 for his services as a trustee to Galaxy VIP and The Galaxy Fund, plus an additional $1,500 for each in-person Galaxy VIP Board meeting attended that is not held concurrently with a meeting of The Galaxy Fund and is reimbursed for expenses incurred in attending meetings. Each trustee of Galaxy VIP receives $500 for each telephone Board meeting attended. The Chairman of the Boards of Galaxy VIP and The Galaxy Fund is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of Galaxy VIP and The Galaxy Fund is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of Galaxy VIP and The Galaxy Fund based on their relative net assets. Trustees of Galaxy VIP may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by Galaxy VIP in the shares of one or more portfolios in Galaxy VIP, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate Galaxy VIP to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. Galaxy VIP may invest in underlying securities without shareholder approval. No employee of First Data Investor Services Group, Inc., (formerly, known as The Shareholder Services Group, Inc. d/b/a/ 440 Financial) ("FDISG") receives any compensation from Galaxy VIP for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy VIP. The trustees and officers of Galaxy VIP own less than 1% of its outstanding shares.